SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)        March 13, 2001
                                                --------------------------------

                        JACKSONVILLE BANCORP, INC.


        TEXAS                         0-28070                     75-2632781
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(State of Incorporation)         (Commission File)                (IRS No.)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS                  75766
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(Address of Principal Executive Offices)                              (Zip Code)



                             (903) 586-9861
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         (Registrant's Telephone Number, Including Area Code)



                             NOT APPLICABLE
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   (Former Name or Former Address, if changed since last report)











Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated March 13, 2001


































                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Jacksonville Bancorp, Inc.



Date:   03/13/01                 By: /s/ Jerry Chancellor
     ------------------             --------------------------------
                                         Jerry Chancellor
                                         President